                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                        SUPPLEMENT DATED APRIL 20, 1999
                      TO PROSPECTUS DATED OCTOBER 1, 1998
                  (AS SUPPLEMENTED THROUGH FEBRUARY 22, 1999)

All Funds

Effective May 1, 1999, the Funds' distributor will change from The Variable Annuity Marketing Company (VAMCO) to A.G. Distributors, Inc., an affiliate of VALIC. All references to VAMCO in this prospectus should instead refer to A.G. Distributors, Inc.

Craig R. Rodby has resigned as a Director and Officer of the Funds with the size of the Board being reset at 11. Nine of the Directors are independent and two are VALIC employees.

Stock Index Fund, MidCap Index Fund, and Small Cap Index Fund

Bankers Trust Company, sub-adviser to the Funds, is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to approval of each Fund's shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control the operations of Bankers Trust. Bankers Trust has informed the Funds that, under this new arrangement, the services provided to the Funds will be maintained at their current level. As a result of the foregoing transaction, on April 20, 1999, the Board approved a new investment sub-advisory agreement with Bankers Trust. The new sub-advisory agreement is identical to the current agreement with Bankers Trust except for the effective date. Shareholder approval of the new investment sub-advisory agreement will be sought at a shareholder meeting anticipated to be held in the Fall.

Money Market Fund

The first paragraph of the "Investment Strategy" section of the Fund's "Fact Sheet" is replaced in its entirety with the following:

    The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The Fund's "Fact Sheet" should reflect that the Fund may buy taxable municipal obligations (variable rate demand notes) and Rule 144A securities (liquid).

MidCap Index Fund

The "Fund Investments" chart in the Fund's "Fact Sheet" should reflect that no more that 10% of the Fund's assets may be invested in illiquid securities.

Social Awareness Fund

The Fund has made certain changes to its social criteria. The following replaces the second paragraph of the section entitled "Investment Objective" in the Fund's "Fact Sheet."

    The Fund invests only in companies which meet its social criteria. The Fund does not invest in companies that are significantly engaged in:

    - the production of nuclear energy;

    - the manufacture of military weapons or delivery systems;

    - the manufacture of alcoholic beverages or tobacco products;

    - the operation of gambling casinos; or

    - business practices or the production of products that significantly pollute the environment.

Paul W. Green, CFA has assumed portfolio management responsibility for the Fund. Mr. Green has been Vice President and Investment Officer of VALIC since February 1999. Previously, Mr. Green was with BARRA, Inc., a financial consulting firm, since July 1993.

VA 9017-A
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                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                        SUPPLEMENT DATED APRIL 20, 1999
                     TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 1, 1998
                  (AS SUPPLEMENTED THROUGH FEBRUARY 22, 1999)

All Funds

Effective May 1, 1999, the Funds' distributor will change from The Variable Annuity Marketing Company (VAMCO) to A.G. Distributors, Inc., an affiliate of VALIC. All references to VAMCO in this Statement of Additional Information should instead refer to A.G. Distributors, Inc.

Craig R. Rodby has resigned as a Director and officer of the Funds.

The following is added to the section entitled "Investment Restrictions" as a new second paragraph:

    Calculation of each Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Company's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.

Stock Index Fund, MidCap Index Fund, and Small Cap Index Fund

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

VA 9017-1A